Summit Therapeutics Q2 2026 Earnings Call July 23, 2026 4:30pm ET

Forward-Looking Statements Any statements in this presentation about uncertainties related to market conditions, the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., and other collaborations, the intended use of the net proceeds from the private placements the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, the size and gross proceeds about this offering program, the satisfaction of customary closing conditions related to the offering and sale of securities, the grant to the underwriters of an option to purchase additional shares and the Company’s ability to complete the offering, statements about the disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, and the satisfaction of closing conditions related to the proposed public offering, the grant to the underwriters of the option to purchase additional shares, timing and size of the proposed offering and Summit’s intended use of proceeds therefrom, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study that with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. 2 Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026

Most Advanced, First-in-Class, PD-1/VEGF Bispecific Antibody


Anti-VEGF
Anti-PD-1

Ivonescimab: By The Numbers

>4,000 Trial Patients[2] — Patients Dosed in All Clinical Trials

171 Total Trials[1] — Total Trials Involving Ivonescimab on clinicaltrials.gov

52 Sponsored Trials[1] — Total Ivonescimab Trials Sponsored by Summit, Akeso, or via Collaboration

15 Phase III Trials[1] — Phase III Trials in Multiple Tumor Types

4 Phase III Trials with Positive Results — Positive Phase III Readouts to Date

The only in-class Phase III Readouts

2 Chinese Approvals[3] — Indications Approved in China by the NMPA

>70,000 Commercial Patients in China[3] — Patients Dosed Commercially in China

Abbreviations: PD-1=programmed cell death protein 1; VEGF=vascular endothelial growth factor; NMPA = National Medical Products Administration (China)

References: 1. Total sponsored (by Summit, Akeso, or GORTEC) clinical trials as of July 16, 2026, via clinicaltrials.gov or public announcement; 2. Data on File 56, 57. Summit Therapeutics Inc. 3. Akeso March 27, 2026 press release, *Akeso Reports Full-Year 2025 Financial Results*

Summit therapeutics

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

In HARMONi: Summit + Akeso Ivonescimab Pipeline with 15 Phase IIIs

Sponsor	FOCUS AREA	STUDY	LINE & INDICATION	REGIMEN	PHASE (1 / 2 / 3 / Approved)	STATUS
Summit therapeutics — Supportive Phase 1 and 2 clinical studies are sponsored by our partner Akeso.	Lung Cancer	HARMONi	Advanced EGFRm+ NSCLC Post-TKI	ivonescimab + chemo vs. placebo + chemo	3	Active, Not Recruiting
		HARMONi-3	1L metastatic NSCLC	ivonescimab + chemo vs. pembrolizumab + chemo	3	Recruiting
		HARMONi-7	1L metastatic PD-L1 high (≥50%) NSCLC	ivonescimab vs. pembrolizumab	3	Recruiting
	Colorectal Cancer	HARMONi-GI3	1L metastatic CRC	ivonescimab + chemo vs. bevacizumab + chemo	3	Recruiting
GORTEC — Cooperative Group Study*	Head and Neck Cancer	ILLUMINE (GORTEC 2024-04)	1L recurrent or metastatic PD-L1 positive HNSCC (CPS ≥1)	ivonescimab ± ligufalimab vs. pembrolizumab	3	Recruiting
Akesobio — These ivonescimab clinical studies are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.	Lung Cancer	HARMONi-A	Advanced EGFRm+ NSCLC Post-TKI	ivonescimab + chemo vs. placebo + chemo	Approved	*Approved*
		HARMONi-2	1L metastatic NSCLC (PD-L1 positive)	ivonescimab vs. pembrolizumab	Approved	*Approved*
		HARMONi-6	1L advanced or metastatic squamous NSCLC	ivonescimab + chemo vs. tislelizumab + chemo	3	Active, Not Recruiting
		HARMONi-8A	2L advanced or metastatic NSCLC progressed on or after PD-L1 therapy	ivonescimab + docetaxel vs. placebo + docetaxel	3	Recruiting
		HARMONi-9	Consolidation treatment SCLC not progressed after chemoradiation	ivonescimab vs. placebo	3	Recruiting
		AK112-205	Resectable NSCLC	ivonescimab vs. ivonescimab + chemo	2	Active, Not Recruiting
		AK112-208	1L advanced or metastatic NSCLC	ivonescimab + cadonilimab ± chemo	2	Active, Not Recruiting
	Breast Cancer	HARMONi-BC1	1L inoperable locally advanced / metastatic TNBC (PD-L1 CPS<10)	ivonescimab + nab-paclitaxel vs. placebo + nab-paclitaxel	3	Recruiting
	Gynecologic Cancer	AK104-221	2L OC	ivonescimab ± chemo ± cadonilimab	2	Recruiting
		AK112-211	1L platinum-sensitive OC	ivonescimab ± chemo ± olaparib	2	Recruiting
	Head and Neck Cancer	HARMONi-HN1	1L recurrent or metastatic HNSCC with PD-L1 positive (CPS ≥1)	ivonescimab + AK117 vs. placebo + pembrolizumab	3	Recruiting
	Gastrointestinal Cancer	HARMONi-GI1	1L unresectable locally advanced or metastatic BTC	ivonescimab + chemo vs. durvalumab + chemo	3	Active, Not Recruiting
		HARMONi-GI2	1L metastatic PDAC	ivonescimab + chemo ± AK117 vs. placebo + chemo	3	Recruiting
		HARMONi-GI6	1L metastatic CRC	ivonescimab + chemo vs. bevacizumab + chemo	3	Recruiting
		AK112-209	1L advanced HCC	ivonescimab ± anti-TIGIT antibody ± cadonilimab ± anti-TIGIT/TGF-β vs. sintilimab + bevacizumab	2	Recruiting
		AK119-202	1L or 2L microsatellite stable CRC	anti-CD73 mAb + ivonescimab ± chemo	2	Active, Not Recruiting
		AK130-201	2L advanced BTC	ivonescimab ± anti-TIGIT/TGF-β or ivonescimab	2	Recruiting
	Various Cancers	AK117-202	1L or 2L advanced or metastatic NSCLC, GEJ, BTC, PDAC	ivonescimab + ligufalimab ± chemo	2	Completed
		AK127-104	1L advanced malignant tumors	ivonescimab + anti-TIGIT antibody	2	Active, Not Recruiting

Additional Opportunity Globally

* ILLUMINE is a cooperative group study between GORTEC (global lead and EU Sponsor), Akeso (collaborator and China Sponsor), and Summit (collaborator)

Abbreviations: 1L=first-line; 2L=second-line; BTC=biliary tract cancer; Chemo=chemotherapy; CPS=combined positive score; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positive; GEJ=gastroesophageal junction; GORTEC=Groupe Oncologie Radiotherapie Tete et Cou; HCC=hepatocellular carcinoma; HNSCC=head and neck squamous cell carcinoma; mAb=monoclonal antibody; NSCLC=non-small cell lung cancer; OC=ovarian cancer; PD-L1=programmed cell death-ligand 1; PDAC=pancreatic ductal adenocarcinoma; SCLC=small cell lung cancer; TGF-β=transforming growth factor beta; TIGIT=T cell immunoreceptor with Ig and ITIM domains; TKI=tyrosine kinase inhibitor; TNBC=triple negative breast cancer; vs.=versus.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

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Q2 2026 Earnings Presentation | 7/2026

Maturing Data Reinforces Regional Consistency of Ivonescimab Efficacy • Efficacy is consistent across geographic regions with longer follow-up • OS HR continues to improve with longer follow-up for Western patients • Consistent safety profile with previous Phase III results of ivonescimab + chemo Asian pts, N=273Western pts, N=165 ITT, N=438 32.7 months29.2 months29.7 months Analysis: Apr 2025, mFU time 0.760.980.79 (0.62-1.01) , p=0.057 0HR (95% CI) , p-value 32.7 months213.7 months29.7 months Analysis: Sep 2025, mFU time 0.760.840.78 (0.62-0.98), p=0.0332 (nominal)HR (95% CI) , p-value 32.7 months223.2 months329.9 months3Analysis: Jun 2026, mFU time 0.760.7630.763HR1 References: 1. Additional details intended to be provided at a medical meeting, including confidence intervals, median OS, and p-value for the ITT population. 2. Data cut-off for Asian pts locked at April 2025 for each analysis. 3. Summit press release, July 22, 2026. Note: All p values are two-sided. Abbreviations: mFU = median follow-up, CI = confidence interval, HR = hazard ratio, ITT = intention-to-treat, pts = patients. Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026 5

Ivonescimab Clinical Questions Answered

Summit therapeutics Global

Akesobio China

Positive China PFS Translates to RoW PFS

HARMONi (Summit)

Ivonescimab + Chemo vs. Chemo in EGFRm NSCLC Post-TKI [1]

Significant OS data achieved in China studies

HARMONi-A (Akesobio)

Ivonescimab + Chemo vs. Chemo in EGFRm NSCLC Post-TKI [2]

HARMONi-6 (Akesobio)

Ivonescimab + Chemo vs. Tislelizumab + Chemo in 1L NSCLC [4,5]

Strong OS Trends, HR <0.80

HARMONi (Summit) HARMONi-2 (Akesobio)

References: 1. Goldman J, et al. HARMONi. Presented at WCLC 2025.; 2. Zhang L, et al. Final OS Analysis: HARMONi-A. Presented at SITC 2025.; 3. Summit Press Release. April 25, 2025.; 4. Lu S, et al. HARMONi-6. Presented at ESMO 2025.; 5. Chen Z, et al. *Lancet*. 2025;406(10515):2078-2088.

Abbreviations: 1L=first-line; 2L=second-line; Chemo=chemotherapy; EGFRm+=epidermal growth factor receptor mutant positive; NSCLC=non-small-cell lung cancer; HR=hazard ratio; OS=overall survival; PFS=progression-free survival; vs.=versus. Reference: ClinicalTrials.gov

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab Development: Summit Pipeline

Summit therapeutics

HARMONi	HARMONi-3	HARMONi-7	HARMONi-GI3
EGFRm NSCLC post-TKI	***1L NSCLC***	***1L NSCLC: PD-L1 High***	***1L CRC***
Ivonescimab + chemo vs. placebo + chemo	*Ivonescimab + chemo vs. pembrolizumab + chemo*	*Ivonescimab vs. pembrolizumab*	*Ivonescimab + chemo vs. bevacizumab + chemo*
BLA Submitted	**SQ: Enrollment Complete** **nSQ: Enrollment Complete**	**Enrolling**	**Enrolling**

Ivonescimab Collaborations

GORTEC: Ph III Study +/- CD47 in HNSCC

Arcus: with HIF-2α in ccRCC

GSK: with Novel B7-H3 ADC in NSCLC, SCLC, CRC

RevMed: with Novel RAS(ON) in NSCLC, PDAC, CRC

Additional future collaborations with ADCs and other novel targets may be planned

>65 ISTs[1]

24 Currently Enrolling

>50

Ivonescimab Publications[2]

References: 1. In Summit license territories, Data on File 55. Summit Therapeutics Inc. Supported = at a minimum, a notification of support communicated to PI; 2. Publications available at smmttx.com, Accessed on July 22, 2026.

Abbreviations: 1L=first-line; 2L=second-line; ADC=antibody drug conjugate; ccRCC=clear cell renal cell carcinoma; Chemo=chemotherapy; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutation positive; ISTs=Investigator Sponsored Trials; HNSCC=head and neck squamous cell carcinoma; NSCLC=non-small-cell lung cancer; PDAC=pancreatic ductal adenocarcinoma; PD-L1=programmed cell death-ligand 1; RAS=rat sarcoma; RASi=RAS inhibitor; RAS(ON)i=RAS inhibitor to RAS proteins in ON state (revmed.com/science, Accessed July 22, 2026); SCLC=small cell lung cancer; incl.=including; vs.=versus; Ph=Phase. Reference: ClinicalTrials.gov

Summit therapeutics

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Three NSCLC Settings: Four Phase III Studies with OS Results HR<0.80

HARMONi (EGFR+, post-3rd Gen TKI)

HR=0.78
(95% CI: 0.62-0.98, nominal p=0.0332)



OS (%)
Ivonescimab + Chemotherapy
Chemotherapy Alone

HARMONi	Ivonescimab + chemo (N=218)	Placebo + chemo (N=218)
TRAEs	207 (95.0%)	203 (93.1%)
Serious TRAEs	61 (28.0%)	33 (15.1%)
TRAEs Leading to Discontinuation	16 (7.3%)	11 (5.0%)
TRAEs Leading to Death	4 (1.8%)	5 (2.3%)

Goldman et al WCLC 2025

Akesobio HARMONi-A (EGFR+, post-TKI)

HR=0.74
(95% CI: 0.58-0.95, p=0.019)



Overall Survival Rate (%)
Ivonescimab + Chemotherapy
Chemotherapy Alone

HARMONi-A	Ivonescimab + chemo (N=161)	Placebo + chemo (N=161)
TRAEs	159 (98.8%)	152 (94.4%)
Serious TRAEs	78 (32.3%)	29 (18.0%)
TRAEs Leading to Discontinuation	18 (11.2%)	10 (6.2%)
TRAEs Leading to Death	0 (0%)	1 (0.6%)

Le et al SITC 2025

Akesobio HARMONi-6 (1L, squamous)

HR=0.66
(95% CI: 0.46-0.78, p<0.0017)



Overall Survival (%)
Months
Ivonescimab + Chemotherapy
Tislelizumab + Chemotherapy

HARMONi-6	Ivonescimab + chemo (N=266)	PD-1 (tislelizumab) + chemo (N=265)
TRAEs	264 (99.2%)	263 (99.2%)
Serious TRAEs	110 (41.4%)	91 (34.3%)
TRAEs Leading to Discontinuation	14 (5.3%)	12 (4.5%)
TRAEs Leading to Death	10 (3.8%)	11 (4.2%)

Zhiwei et al ASCO 2026

Updated HR = 0.76 in updated OS analysis (DCO: June 2026). Additional details to be provided at upcoming medical conference.[1]

Akesobio HARMONi-2 (1L, PD-L1+)

HR=0.78
(no confidence intervals or p-value provided publicly)

Ivonescimab label, China

HARMONi-2	Ivonescimab (N=197)	PD-1 (pembrolizumab) (N=199)
Serious TRAEs	41 (20.8%)	32 (16.1%)
TRAEs Leading to Discontinuation	3 (1.5%)	6 (3.0%)
TRAEs Leading to Death	1 (0.5%)	2 (1.0%)

Abbreviations: 1L=first-line; chemo=chemotherapy; CI=confidence interval; EGFR+=epidermal growth factor receptor positive; HR=hazard ratio; NSCLC=non-small cell lung cancer; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; TRAE=treatment-related adverse event. References: 1. Summit Press Release, Jul 22, 2026.

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

9 The Next Exciting Steps for Summit & Ivonescimab 2H26 HARMONi-3 SQ: - Events reached for PFS analysis expected - Corresponding look at OS with PFS HARMONi: - Updated conference presentation (OS) - BLA PDUFA Date November 14, 2026 New Clinical Trials 1H27 HARMONi-3 SQ: - Events reached for interim OS analysis (independent of a PFS analysis) HARMONi-3 nSQ: - Events reached for PFS analysis expected New Clinical Trials Anti-VEGF Anti-PD-1 Abbreviations: BLA=Biologics License Application; nSQ=non-squamous; OS=overall survival; PDUFA= Prescription Drug User Fee Act; PFS=progression-free survival; SQ=squamous. Continued Acceleration of Clinical Development Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).9 Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026

Ivonescimab Revenue Potential by 2033

$15B+


Glioblastoma
Nasopharyngeal Carcinoma
Merkel Cell Carcinoma
Classic Hodgkin Lymphoma
Head & Neck Squamous Cell Cancer
Esophageal Cancer
Thyroid Cancer
Primary Mediastinal Large B-Cell Lymphoma
Malignant Pleural Mesothelioma
Small Cell Lung Cancer
Non-Small Cell Lung Cancer
Triple-Negative Breast Cancer
Cutaneous Squamous Cell Cancer
Basal Cell Carcinoma
Gastroesophageal Junction Cancer
Biliary Tract Carcinoma
Gastric Cancer
Pancreatic Cancer
Hepatocellular Carcinoma
Melanoma
Gastrointestinal stromal tumor
Primary Peritoneal Cancer
MSI-H or dMMR Colorectal Cancer
Renal Cell Carcinoma
Colorectal Cancer
Urothelial Carcinoma
Ovarian Cancer
Endometrial Carcinoma
MSI-H or dMMR Endometrial Carcinoma
Fallopian Tube
Cervical Cancer
Soft Tissue Sarcoma

$90B+

2028 PD-(L)1 Addressable Market[2]

$20B+

2028 VEGF Addressable Market[2]

50+ Approved Indications for PD-(L)1 & VEGF Therapies[1]

- Approved Anti-VEGF Therapies
- Approved Anti PD-(L)1 Therapies
- Approved Anti PD-(L)1 & Anti-VEGF Therapies
- Where Summit is currently exploring globally

1. KEYTRUDA® USPI, OPDIVO® USPI, LIBTAYO® USPI, IMFINZI® USPI, BAVENCIO® USPI, JEMPERLI® USPI, TECENTRIQ® USPI, ZYNYZ® USPI, AVASTIN® USPI, CYRAMZA® USPI, LENVIMA® USPI, INLYTA® USPI, SUTENT® USPI. 2. IQVIA MIDAS Disease, Dec 2023; IQVIA Institute Apr 2024; TD Cowen and IQVIA estimates.
Abbreviations: PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; VEGF=vascular endothelial growth factor

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026 Strong Balance Sheet 11 $690.7M Cash & Investments as of June 30, 2026 $0 No Debt as of June 30, 2026

Financial Summary Q2’26 vs. Q1’26 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  12 Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026 (1) Excludes stock-based compensation Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures. June 30, 2026 March 31, 2026 Total GAAP Operating Expenses $220.5 $195.2 Research and development 157.7 132.6 General and administrative 62.8 62.6 Non-GAAP Operating Expenses $151.8 $122.4 Non-GAAP Research and Development (1) 133.6 108.2 Non-GAAP General and Administrative (1) 18.2 14.2 GAAP Net Loss ($215.7) ($189.4) Non-GAAP Net Loss ($147.0) ($116.6) Three Months Ended (in millions)

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  13 Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026 June 30, 2026 March 31, 2026 Reconciliation of GAAP to Non-GAAP Research and Development Expense GAAP Research and development $157.7 $132.6 Stock-based compensation (Note 1) (24.1) (24.4) Non-GAAP Research and Development $133.6 $108.2 Reconciliation of GAAP to Non-GAAP General and Administrative Expenses GAAP General and administrative $62.8 $62.6 Stock-based compensation (Note 1) (44.6) (48.4) Non-GAAP General and Administrative $18.2 $14.2 Reconciliation of GAAP to Non-GAAP Operating Expenses GAAP Operating expenses $220.5 $195.2 Stock-based compensation (Note 1) (68.7) (72.8) Non-GAAP Operating Expense $151.8 $122.4 Three Months Ended (in millions)

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  14 Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/2026 June 30, 2026 March 31, 2026 Reconciliation of GAAP Net Loss to Non-GAAP Net Loss GAAP Net Loss ($215.7) ($189.4) Stock-based compensation (Note 1) 68.7 72.8 Non-GAAP Net Loss ($147.0) ($116.6) Reconciliation of GAAP EPS to Non-GAAP EPS GAAP Loss Per Share ($0.28) ($0.24) Stock-based compensation (Note 1) 0.09 0.09 Non-GAAP Loss Per Share ($0.19) ($0.15) Basic and Diluted Weighted Average Shares Outstanding 778.2 775.5 Three Months Ended (in millions)

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Summit Proprietary Information - Do Not Copy or Distribute Q2 2026 Earnings Presentation | 7/202615 Bob Duggan Chairman & Co-Chief Executive Officer Dave Gancarz Chief Business & Strategy Officer Manmeet Soni Chief Operating Officer & Chief Financial Officer Dr. Maky Zanganeh President & Co-Chief Executive Officer Dr. Allen Yang Chief R&D Strategy Officer Dr. Fong Clow Chief Biometrics Officer Dr. Urte Gayko Chief Regulatory, Pharmacovigilance & Quality Officer Dr. Bilal Piperdi Chief Medical Officer